EXHIBIT 10.1.2

EXECUTION COPY

AMENDMENT NO. 3 dated as of July 17, 2009 (this “Amendment”), to the Credit Agreement dated as of November 15, 2007, among Barzel Industries Inc. (formerly known as Novamerican Steel Inc. and Symmetry Holdings Inc.), a Delaware corporation (“Parent”), Barzel Finco Inc. (formerly known as Novamerican Steel Finco Inc.), a Delaware corporation (“US Borrower”), Barzel Industries Canada Inc. (formerly known as Novamerican Steel Canada Inc. and Novamerican Steel Inc.), a Canadian corporation (“Canadian Borrower”), the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Agent, and CIT Business Credit Canada Inc. and The CIT Group/Business Credit, Inc., as Syndication Agents (the “Credit Agreement”).

WHEREAS, the parties wish to amend the Credit Agreement as provided herein;

NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.           Defined Terms. Each capitalized term used and not defined herein, including in the recitals hereto, shall have the meaning assigned to it in the Credit Agreement.

SECTION 2.           Amendments of the Loan Documents. Effective as of the Amendment Effective Date (as defined below):

(a)           Section 1.01 of the Credit Agreement shall be amended by amending the definition of “Availability Block” to replace the reference therein to “US$7,500,000” with a reference to “US$1,500,000”.

(b)           Section 9.20(a)(i) of the Credit Agreement is amended by replacing the phrase “concentration accounts maintained with the Administrative Agent” with the phrase “concentration accounts maintained in the name of the Administrative Agent”.

(c)           The definition of “Obligations” contained in the Guarantee and Collateral Agreement shall be amended by inserting at the end thereof the following new clause (iii): “or (iii) owed to Bank of America, N.A., or to any of its Affiliates in respect of (A) any Letter of Credit set forth on Schedule I to Amendment No. 3 to the Credit Agreement or any LC Disbursement in respect of any such Letter of Credit or (B) in respect of any Cash Management Services Obligations arising in respect of any Cash Management Services described on Schedule II to Amendment No. 3 to the Credit Agreement or other Cash Management Services the inclusion of which in the Obligations is approved in writing by the Administrative Agent after the Amendment Effective Date for Amendment No. 3 to this Agreement”.

(d)           Each “Application of Proceeds” provision contained in any Security Document shall be amended (i) to insert before the FIRST application of proceeds contained therein a new FIRST application: “FIRST, to payment in full of all Obligations owed to Bank of America, N.A., or to any of its Affiliates in respect of any Letter of Credit or LC Disbursement or in respect of any Cash Management Services Obligations” and (ii) to renumber the references therein to “FIRST” as “SECOND”, “SECOND” as “THIRD”, “THIRD” as “FOURTH”, “FOURTH” as “FIFTH” and “FIFTH” as “SIXTH”.

SECTION 3.           Agreements with Bank of America. Effective as of the Amendment Effective Date:

(a)           Bank of America, N.A. (i) will not, and will not permit its Affiliates to, issue or at any time have outstanding any Letter of Credit other than those set forth on Schedule I hereto (and extensions and renewals thereof that do not result in any increase in the LC Exposure) (the amount of all obligations of each Loan Party owed to Bank of America, N.A. or to any of its Affiliates in respect of any such Letter of Credit or any LC Disbursement in respect of any such Letter of Credit, the “Bank of America, N.A. LC Exposure”), and if any letter of credit is issued in breach of this Section 3(a)(i), such letter of credit shall not constitute a Letter of Credit under the Credit Agreement and no obligation in respect thereof shall be secured by the Collateral; (ii) will, and will cause its Affiliates to, provide the Cash Management Services described on Schedule II hereto on substantially the terms and conditions in effect as of the date hereof, in each case except to the extent approved in writing by the Administrative Agent (the amount of all obligations of each Loan Party owed to Bank of America, N.A. or to any of its Affiliates in respect of such Cash Management Services, together with the Bank of America, N.A. LC Exposure, the “Bank of America, N.A. Exposure”); provided, however, that Bank of America, N.A. or its Affiliates may terminate any such Cash Management Services at its commercially reasonable discretion upon delivery to the Administrative Agent of at least 30 days prior written notice, with such notice being given as set forth below; and (iii) will, and will cause its Affiliates to, at all times maintain the accounts specified in Schedule III and maintain and comply with the deposit account control agreements entered into in respect such accounts; provided, however, that Bank of America, N.A. or its Affiliates may at any time after October 1, 2009 terminate its obligations under this clause (iii) at its commercially reasonable discretion upon delivery to the Administrative Agent of prior written notice to such effect. Notices shall be given to:

JPMorgan Chase Bank, N.A., Loan and Agency Services Group, 1111 Fannin, 10th Floor, Houston, Texas 77002, Attention of Monica Espitia (Fax No. (713) 427-6307), with a copy to JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, Attention of Robert Kaulius (Fax No. (646) 534-2288).

(b)           The changes to the Loan Documents effected pursuant to Sections 2(c) and (d) of this Amendment may not be amended or modified without the written consent of Bank of America, N.A., provided that 30 days after the Administrative Agent delivers to Bank of America, N.A. or its Affiliates notice stating that Bank of America, N.A. or its Affiliates is not in compliance with the agreements set forth in clause (a)(iii) of this Section 3, clause (iii) of the definition of “Obligations” contained in the Guarantee and Collateral Agreement shall be automatically amended by (1) deleting the lettering “(A)” and (2) deleting “or (B) in respect of any Cash Management Services Obligations arising in respect of any Cash Management Services described on Schedule II to Amendment No. 3 to the Credit Agreement or other Cash Management Services the inclusion of which in the Obligations is approved in writing by the Administrative Agent after the Amendment Effective Date for Amendment No. 3 to this Agreement”.

(c)           Section 1.01 of the Credit Agreement may not be amended to amend the definition of “Availability Block” if, as a result of such amendment, the reference therein is to an amount less than “US$1,500,000” without the written consent of Bank of America, N.A, provided that 30 days after the Administrative Agent delivers to Bank of America, N.A. or its Affiliates notice that Bank of America, N.A. and its Affiliates are not in compliance in all material respects with the agreements set forth in paragraph (a)(i) and (iii) of this Section 3, Section 1.01 of the Credit Agreement may be amended to amend the definition of “Availability Block” so that, as a result of such amendment, the reference therein is to an amount not less than the Bank of America, N.A. LC Exposure, or less with the written consent of Bank of America, N.A.

(d)           For so long as any Bank of America, N.A. Exposure is outstanding and has not been reduced to zero, (i) Parent and the Borrowers will, simultaneously with the delivery to the Administrative Agent pursuant to Section 5.01(f) of this Agreement of any Borrowing Base Certificate, deliver to Bank of America, N.A. and its Affiliates a copy of such Borrowing Base Certificate and (ii) the Administrative Agent shall advise Bank of America, N.A. of its receipt of notice from Parent or a Borrower under Section 5.02 of the Credit Agreement that any Default or Event of Default has occurred and is continuing, with any such Borrowing Base Certificate and notification of Default or Event of Default being delivered to:

Bank of America, N.A., Mail Code: MA5-503-07-19, 1 Federal Street, Boston, Massachusetts 02110, Attention of Gregory Kress (Fax no. (617) 346-1130);

provided that any failure to deliver to Bank of America, N.A. any Borrowing Base Certificate or notification of Default or Event of Default by Parent and the Borrowers or the Administrative Agent, respectively, shall not in any manner affect the parties’ obligations under this Amendment.

SECTION 4.           Representations and Warranties. Each of the Parent and the Borrowers hereby represents and warrants to the Administrative agent and the Lenders that as of the date hereof and as of the Amendment Effective Date that, before and after giving effect to this Amendment:

(a)           no Default has occurred and is continuing; and

(b)           the representations and warranties of each Loan Party set forth in the Loan Documents (other than the representation and warranty set forth in Section 3.04(d)) are true and correct in all material respects.

SECTION 5.           Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received counterparts hereof duly executed and delivered by Parent, the Borrowers, the Subsidiary Parties identified on Schedule IV hereto, the Required Lenders and Bank of America, N.A..

SECTION 6.           No Amendments or Other Waivers; Confirmation.

(a)           Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or the Issuing Banks under the Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a Loan Document.

(b)           On and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement in any other Loan Document, shall be deemed a reference to the Credit Agreement as modified hereby.

SECTION 7.           Governing Law; Counterparts.

(a)           This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(b)           This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, and all such counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 8.           Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed by their respective authorized officers as of the day and year first above written.

BARZEL INDUSTRIES INC.,

by		/s/ Karen G. Narwold
Name: Karen G. Narwold Title: Vice President

BARZEL FINCO INC.,

by		/s/ Karen G. Narwold
Name: Karen G. Narwold Title: Vice President

BARZEL INDUSTRIES CANADA INC.,

by		/s/ Karen G. Narwold
Name: Karen G. Narwold Title: Vice President

Barzel Holdings Inc., Barzel Industries U.S. Inc., American Steel and Aluminum Corporation Nova Tube and Steel, Inc., Novamerican Tube Holdings, Inc., Nova Tube Indiana, LLC 632422 N.B. Ltd.,

	by	/s/ Karen G. Narwold
Name: Karen G. Narwold Title: Vice President

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

by	/s/ Paul J. O’Neill
Name: Paul J. O’Neill Title: Sr. Vice President

CIBC INC.,

by	/s/ Lindsay Gordon
Name: Lindsay Gordon Title: CIBC Inc. Agent

Acknowledged and Agreed with respect to Section 3,

BANK OF AMERICA, N.A.
by
/s/ Gregory Kress
Name: Gregory Kress
Title: Senior Vice President

SCHEDULE I TO
AMENDMENT NO. 3
UNDER THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 15, 2007, OF
BARZEL INDUSTRIES INC.

Bank of America, N.A. Letters of Credit

Letter of Credit No.	Beneficiary	Amount	Issue Date	Expiration Date
ASL-7420618-110AS1	National Union Fire Insurance Co. of Pittsburgh, PA, et. al.	$380,000.00	3/18/2003	Evergreen
ASL-3013705-170AS1	National Union Fire Insurance Co. of Pittsburgh, PA, et. al.	$116,000	3/25/2004	Evergreen
ASL-7420454-110AS1	National Union Fire Insurance Co. of Pittsburgh, PA, et. al.	$120,000	3/8/2006	Evergreen
ASL-7420491-110AS1	National Union Fire Insurance Co. of Pittsburgh, PA, et. al.	$267,000	3/21/2005	Evergreen

SCHEDULE II TO
AMENDMENT NO. 3
UNDER THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 15, 2007, OF
BARZEL INDUSTRIES INC.

Cash Management Services

ACCOUNT RECONCILEMENT PROCESSING/POSITIVE PAY

AUTOMATED CLEARING HOUSE

INFORMATION REPORTING

WHOLESALE LOCKBOX

PAPER DISBURSEMENT SERVICES/IMAGE

DEPOSIT ACCOUNT SERVICES

WIRE TRANSFER

DEPOSIT INVESTMENT PRODUCT (OVERNIGHT SWEEP)

BANKCARD MERCHANT SERVICES

SCHEDULE III TO
AMENDMENT NO. 3
UNDER THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 15, 2007, OF
BARZEL INDUSTRIES INC.

Specified Accounts

Account Name/Company	Accounts	Lockbox Addresses
Nova Tube and Steel Inc.	9428392245	PO Box 3166
		Boston, MA 02241-3166
American Steel & Aluminum	9428393440	PO Box 3060
Corporation		Boston, MA 02241-3060
American Steel & Aluminum	9428390178	PO Box 3096
Corporation		Boston, MA 02241-3096
American Steel & Aluminum	9428390186	PO Box 3036
Corporation		Boston, MA 02241-3036
American Steel & Aluminum	9428390215	PO Box 3102
Corporation		Boston, MA 02241-3102
American Steel & Aluminum	9428390194	PO Box 3251
Corporation		Boston, MA 02241-3251
American Steel & Aluminum	9428390207	PO Box 3483
Corporation		Boston, MA 02241-3483
American Steel & Aluminum	9428390223	PO Box 3087
Corporation		Boston, MA 02241-3087
American Steel & Aluminum	9428390231	PO Box 3220
Corporation		Boston, MA 02241-3220
American Steel & Aluminum	9428392253	PO Box 3115
Corporation		Boston, MA 02241-3115
American Steel & Aluminum	4615683083
Corporation
Barzel Industries Canada Inc. /	47996211
Industries Barzel Canada Inc.
Barzel Industries Canada Inc. /	47996112
Industries Barzel Canada Inc.

SCHEDULE IV TO
AMENDMENT NO. 3
UNDER THE CREDIT AGREEMENT
DATED AS OF NOVEMBER 15, 2007, OF
BARZEL INDUSTRIES INC.

Subsidiary Parties

1.           Barzel Holdings Inc. (formerly known as Novamerican Steel Holdings Inc.)

2           Barzel Industries U.S. In. (formerly known as Integrated Steel Industries, Inc.)

3           American Steel and Aluminum Corporation

4           Nova Tube and Steel, Inc.

5           Novamerican Tube Holdings, Inc.

6           Nova Tube Indiana, LLC

7           632422 N.B. Ltd.